UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2017

HOSPITALITY PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, and “TA” refers to TravelCenters of America LLC and certain of its subsidiaries, unless otherwise noted.

Item 8.01. Other Events.

As previously reported, we entered a Transaction Agreement with TA on June 1, 2015, as amended on June 22, 2016, to, among other things, purchase from TA four travel centers upon TA’s completion of their development and to leaseback these properties to TA under our leases with TA. Also as previously reported, we completed the purchase and leaseback of one of the development properties on March 31, 2016, one of the development properties on June 30, 2016 and one of the development properties on September 30, 2016. The Transaction Agreement, as amended, and related transactions are described further in Note 5 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, or our Annual Report, which description is incorporated herein by reference.

On May 3, 2017, in connection with the Transaction Agreement, as amended, we entered into a development property agreement with TA, or the Development Property Agreement. That same day, pursuant to the Development Property Agreement, we acquired from TA, for approximately $27.6 million, the remaining travel center we agreed to acquire upon completion of its development pursuant to the Transaction Agreement, as amended, and we have leased back that travel center to TA.

In connection with the Development Property Agreement, we and TA entered into a seventh amendment to our TA No. 4 agreement to add the travel center that we acquired from TA on May 3, 2017. Minimum annual rent under our TA No. 4 agreement increased by approximately $2.3 million as a result. As a result of this amendment, minimum annual rent under our TA No. 4 agreement is approximately $50.7 million as of May 3, 2017.

The foregoing descriptions of the Transaction Agreement, as amended, the Development Property Agreement, the TA No. 4 agreement and the amendments thereto, and the other agreements entered into in connection with the Transaction Agreement, as amended, are not complete and are qualified in their entirety by reference to the full text of the Development Property Agreement, the TA No. 4 agreement and the amendments thereto and such other agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated September 30, 2016, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated June 30, 2016, Exhibits 10.1 through 10.8 to our Current Report on Form 8-K dated June 22, 2016, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated March 31, 2016, Exhibits 10.1, 10.2 and 10.3 to our Current Report on Form 8-K dated September 23, 2015, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated June 23, 2015, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated June 16, 2015, Exhibits 10.1 through 10.10 to our Current Report on Form 8-K dated June 9, 2015 and Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015 and are incorporated by reference herein.

Information Regarding Certain Relationships and Related Person Transactions

TA was our 100% owned subsidiary until we distributed its common shares to our shareholders in 2007. We are TA’s largest shareholder owning, as of December 31, 2016, approximately 8.7% of TA’s outstanding common shares. Mr. Barry Portnoy, who is one of our Managing Trustees, is a managing director of TA.  Mr. Thomas O’Brien, the other managing director and the President and Chief Executive Officer of TA, was an executive officer of ours until 2007.  We have significant continuing relationships with TA, including the lease arrangements referred to in this Current Report on Form 8-K.  Mr. Barry Portnoy, and his son, Mr. Adam Portnoy, who is our other Managing Trustee, are officers and employees of The RMR Group LLC, or RMR LLC, our manager, and together own a controlling interest in, and are directors and officers of, The RMR Group Inc., or RMR Inc., the managing member of RMR LLC.  We own shares of class A common stock of RMR Inc. Each of our executive officers is also an officer of RMR LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of TA are also officers of RMR LLC.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC or its affiliates provide management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR LLC serve as our officers and as certain officers of those companies.  RMR LLC provides both business and property management services to us under our business and property management agreements with RMR LLC and provides services to other companies, including TA.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2017 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 10 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships.  Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Development Property Agreement, dated May 3, 2017, between HPT TA Properties Trust and TA Operating LLC.

10.2	Seventh Amendment to Amended and Restated Lease Agreement No. 4, dated May 3, 2017, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Chief Financial Officer and Treasurer

Date: May 4, 2017

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